EXHIBIT A



                              ASSUMPTION AGREEMENT


This Assumption Agreement dated as of October-----, 2007 ("Agreement") by and between TriMedia Entertainment Group, Inc., a Delaware corporation (the "Company"), and certain creditors of the Company executing this Agreement.

                               W I T N E S S E T H

                  WHEREAS, pursuant to a Restructuring Agreement dated as of October 1, 2007 among the Parties hereto, and certain creditors of the Company, the Company has transferred substantially all its assets to New Entity ;and

                   WHEREAS, in partial consideration of such transfer by the Company, New Entity has agreed to assume the Company Liabilities as defined in the Restructuring Agreement. Capitalized terms used herein and not defined shall have the meaning given to them in the Restructuring Agreement.

                  NOW THEREFORE, in consideration of the above and for other good and valuable consideration, the parties agree as follows:

1. New Entity hereby agrees, agrees to timely discharge, satisfy and fully perform each, every and all of the Company Liabilities.

2. The Company agrees that New Entity may assert on its own behalf and in their name (or if necessary in the name of the Company) all defenses arising in law or equity to the full performance and satisfaction of the Company Liabilities.

3. New Entity shall indemnify and hold harmless the Company from each, every and all of the Company Liabilities as set forth in the Restructuring Agreement.

4. Nothing in this Agreement shall in any way limit or modify the obligations or liabilities of New Entity or any other party as set forth in the Restructuring Agreement.

WHEREFORE, the parties have executed and delivered this Agreement with legal and binding effect as of the date first above stated.

                                          /s/
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                                          Rufftown  Entertainment, Inc.
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